Exhibit 99.1

FOR IMMEDIATE RELEASE PRESS RELEASE May 12, 2011

Angiotech Pharmaceuticals Announces Final Implementation of

Plan of Compromise or Arrangement and Closing of Exchange Offer

Vancouver, BC, May 12, 2011 – Angiotech Pharmaceuticals, Inc. (“Angiotech” or the “Company”) announced today that, together with certain of its Canadian and United States subsidiaries (collectively, the “Angiotech Entities”), it has successfully implemented the second amended and restated plan of compromise or arrangement (as amended, the “Amended Plan”) under the Companies' Creditors Arrangement Act (Canada) (the “CCAA”) as previously approved by the Supreme Court of British Columbia on April 6, 2011. Consequently, the US$250 million 7.75% senior subordinated notes due 2014 (the “Subordinated Notes”) have been cancelled and eliminated in exchange for the issuance of new common shares of Angiotech to the holders of such Subordinated Notes.

With the conclusion of this transaction, Angiotech has substantially reduced its long-term debt obligations and strengthened its balance sheet and liquidity outlook.

In addition, in connection with the implementation of the Amended Plan, the following individuals have been appointed as the new board of directors of the Company: William Hunter, Omar Vaishnavi, Donald Casey, Jeffrey Goldberg, Bradley Karro, and Kurt Cellar.

Thomas Bailey, Chief Financial Officer of Angiotech said, “We are pleased to have successfully completed our recapitalization transaction, and to have finally achieved our long-term debt reduction goals. The conclusion of this process will strengthen our company’s financial outlook and competitive position.”

Dr. William Hunter, President and CEO of Angiotech said, “We would like to offer our sincerest thanks to our employees, customers, suppliers, lenders and other various stakeholders who strongly supported our Company throughout this process, allowing us to continue our business initiatives as usual and thereby provided us with a solid foundation for the future.”

The Company also announced today that it has completed its offer (the “Exchange Offer”) to exchange new senior secured floating rate notes due 2013 for all of its outstanding Senior Floating Rate Notes due 2013 (the “Existing Floating Rate Notes”). The Exchange Offer expired at 12:00 a.m., New York City time, on May 12, 2011. A total of $324,975,000 aggregate principal amount of the Existing Floating Rate Notes were validly tendered and accepted for exchange by the Company. The Existing Floating Rate Notes that were validly tendered and accepted for exchange by the Company constitute 99.99% of the outstanding aggregate principal amount of the Existing Floating Rate Notes.

In connection with the Exchange Offer and related consent solicitation for the Existing Floating Rate Notes, Angiotech entered into a supplemental indenture (the “Supplemental Indenture”), which amends the Indenture, dated as of December 11, 2006, among Angiotech, the guarantors named therein and Deutsche Bank National Trust Company, as trustee, relating to the Existing Floating Rate Notes (the “Indenture”). The Supplemental Indenture eliminates substantially all of the covenants and certain events of default and related provisions contained in the Indenture.

Further information about the Angiotech Entities’ restructuring process can be found at www.angiotech.com and on the website of the Monitor, at http://www.alvarezandmarsal.com/angiotech.

Forward Looking Statements

Statements contained in this press release that are not based on historical fact, including without limitation statements containing the words “believes,” “may,” “plans,” “will,” “estimates,” “continues,” “anticipates,” “intends,” “expects” and similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws. All such statements are made pursuant to the “safe harbor” provisions of applicable securities legislation. Forward-looking statements may involve, but are not limited to, comments with respect to our objectives and priorities for the remainder of 2011 and beyond, our strategies or future actions, our targets, expectations for our financial condition and the results of, or outlook for, our operations, research and development and product and drug development. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Many such known risks, uncertainties and other factors are taken into account as part of our assumptions underlying these forward-looking statements and include, among others, the following: general economic and business conditions in the United States, Canada and the other regions in which we operate; uncertainty involved in Court proceedings and the implementation of the Amended Plan under the CCAA; market demand; technological changes that could impact our existing products or our ability to develop and commercialize future products; competition; existing governmental legislation and regulations and changes in, or the failure to comply with, governmental legislation and regulations; availability of financial reimbursement coverage from governmental and third-party payers for products and related treatments; adverse results or unexpected delays in pre-clinical and clinical product development processes; adverse findings related to the safety and/or efficacy of our products or products sold by our partners; decisions, and the timing of decisions, made by health regulatory agencies regarding approval of our technology and products; the requirement for substantial funding to conduct research and development, to expand manufacturing and commercialization activities; and any other factors that may affect our performance. In addition, our business is subject to certain operating risks that may cause any results to differ materially from our actual results. These operating risks include: our ability to attract and retain qualified personnel; our ability to successfully complete pre-clinical and clinical development of our products; changes in our business strategy or development plans; our failure to obtain patent protection for discoveries; loss of patent protection resulting from third-party challenges to our patents; commercialization limitations imposed by patents owned or controlled by third parties; our ability to obtain rights to technology from licensors; liability for patent claims and other claims asserted against us; our ability to obtain and enforce timely patent and other intellectual property protection for our technology and products; the ability to enter into, and to maintain, corporate alliances relating to the development and commercialization of our technology and products; market acceptance of our technology and products; our ability to successfully manufacture, market and sell our products; the availability of capital to finance our activities; our ability to restructure and to service our debt obligations; and any other factors referenced in our other filings with the applicable Canadian securities regulatory authorities or the Securities and Exchange Commission (“SEC”). For a more thorough discussion of the risks associated with our business, see the “Risk Factors” section in our annual report for the year ended December 31, 2010 filed with the SEC on Form 10-K.

Given these uncertainties, assumptions and risk factors, investors are cautioned not to place undue reliance on such forward-looking statements. Except as required by law, we disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained in this press release to reflect future results, events or developments.

©2011 Angiotech Pharmaceuticals, Inc. All Rights Reserved.

About Angiotech

Angiotech Pharmaceuticals, Inc. is a global specialty pharmaceutical and medical device company. Angiotech discovers, develops and markets innovative treatment solutions for diseases or complications associated with medical device implants, surgical interventions and acute injury. To find out more about Angiotech, please visit our website at www.angiotech.com.

FOR ADDITIONAL INFORMATION:

Carrie Oughton

Investor Relations and Corporate Communications

Angiotech Pharmaceuticals, Inc.

(604) 221-6933

ir@angio.com